Exhibit 99.1

HYCROFT ANNOUNCES REPAYMENT OF ALL DEBT

WINNEMUCCA, Nev., October 16, 2025/PRNewswire/ — Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”) today announced that on October 15, 2025, it made payments totaling $125.5 million to fully extinguish its remaining debt, including accrued interest. The Company first repaid the outstanding $15.0 million principal balance of its first-lien debt, along with $0.1 million in accrued interest. The Company then repurchased subordinated notes with an aggregate face value of $120.8 million, plus approximately $0.5 million in accrued paid-in-kind interest, at a 9% discount to face value for a total of $110.4 million.

Diane Garrett, President and CEO commented: “The 2025 equity offerings and repayment of all debt mark a defining milestone for Hycroft. For the first time since becoming a public company, we are debt-free with a robust treasury. We’ve removed the financial constraints of the past and strengthened our foundation with a world-class institutional investor base and the capital resources to execute our long-term vision.

With our balance sheet stronger than ever, we are positioned to accelerate growth, enhance our operating flexibility, and unlock the full potential of the asset and team we’ve built. We now have the financial resources to capitalize on the momentum for delivering lasting value to our shareholders, employees, and community.

This achievement reflects relentless focus, disciplined execution, and a shared belief that Hycroft can — and will — rise above. It’s more than a financial milestone — it’s a turning point that sets us on a clear path to growth, sustainability, and long-term value creation for all stakeholders. The future starts now and we’re moving forward with confidence.”

A New Era of Shareholder Strength

The Company’s shareholder base has undergone a significant transformation following the completion of the three 2025 offerings. As a result of these transactions, approximately 80% of Hycroft’s outstanding shares are now held by institutional investors, including several leading funds within the global mining sector. This broadened institutional ownership base reflects strong support for the Company’s strategy, assets, and leadership team, and provides a solid foundation for Hycroft’s next phase of growth. With a fully de-leveraged balance sheet, enhanced financial flexibility, and the backing of long-term institutional shareholders, Hycroft is well-positioned to advance its strategic objectives and continue building sustainable value for all stakeholders.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company developing the Hycroft Mine, among the world’s largest precious metals deposits located in northern Nevada, a Tier-One mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into the next phase of commercial operations for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to further expand the newly discovered high-grade dominant silver systems and unlock the full potential of this worldclass asset, including oxide leaching potential at Manganese.

For further information, please contact:

info@hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements in this news release relate to, among other things, the closing of the Offering and the timing thereof, the closing of the Offering, the intended use of proceeds of the Offering and the strategic vision and objectives for the Company and expectations regarding exploration potential, the ability of the Company to repay and eliminate its outstanding indebtedness and the expectation that such repayment will be at a discount to face value. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; risks related to our ability to re-establish commercially feasible mining operations; industry related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy, or reagents. The occurrence of one or more of the events or circumstances described alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2024, and other reports we have filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believed were reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. Readers cannot be assured that the Offering will be completed on the terms described above, or at all. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments except as required by applicable law. All forward-looking statements contained in this news release are expressly qualified by the foregoing cautionary statements.